UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
(Amendment No. 1)
 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2016 (June 6, 2016)
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The purpose of this Amendment No. 1 to our Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (“SEC”) on June 6, 2016 (the “Original Filing”), which updated and superseded our Annual Report on Form 10-K dated February 29, 2016 (as updated and superseded by the Original Filing, the "2015 Annual Report"), is to include additional disclosure required in a footnote to our consolidated financial statements under Rule 3-10 of Regulation S-X ("Rule 3-10"). The additional disclosure results from a change in the guarantor structure of the Senior Notes (as defined in Note 9 to the consolidated financial statements) in connection with our March 2016 purchase of an interest in certain natural gas, crude oil and produced water gathering systems located in the Utica Shale, the Williston Basin and the DJ Basin as well as ownership interests in a natural gas gathering system and a condensate stabilization facility, both located in the Utica Shale (the "2016 Drop Down").
The following items of the 2015 Annual Report are being retrospectively adjusted to reflect the 2016 Drop Down and our interest in the financial results of the acquired assets for all periods during which common control existed:

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and

•	Item 8. Financial Statements and Supplementary Data.
These items replace the same items filed in our 2015 Annual Report. The information in this Current Report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the 2015 Annual Report. More current information is contained in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016 and June 30, 2016 and our other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit number		Description
23.1		Consent of Deloitte & Touche LLP
99.1		Updated 2015 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.2		Updated 2015 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	**	XBRL Instance Document (1)
101.SCH	**	XBRL Taxonomy Extension Schema
101.CAL	**	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	**	XBRL Taxonomy Extension Definition Linkbase
101.LAB	**	XBRL Taxonomy Extension Label Linkbase
101.PRE	**	XBRL Taxonomy Extension Presentation Linkbase
** Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL(eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials contained in this Annual Report on Form 10-K for the year ended December 31, 2015, formatted in XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Partners' Capital, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

September 1, 2016	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Updated 2015 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Updated 2015 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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